Exhibit 99.1
UFP Technologies Announces Strong Q1 Results

Newburyport, Mass., May 4, 2026. UFP Technologies, Inc. (Nasdaq: UFPT), a contract development and manufacturing organization that specializes in single-use and single-patient medical devices, today reported net income of $17.5 million for its first quarter ended March 31, 2026, 1.8% higher than net income of $17.2 million for the first quarter of 2025. Net sales for the quarter ended March 31, 2026 were $154.2 million, 4.1% higher than 2025 first quarter sales of $148.1 million. GAAP and adjusted earnings per diluted common share outstanding (“EPS”) for the quarter ended March 31, 2026 were $2.24 and $2.48, respectively.
Throughout this news release, reference is made to non-GAAP measures including organic sales growth, adjusted gross margin, adjusted operating income, adjusted SG&A, adjusted net income and EPS, and EBITDA and adjusted EBITDA. Please see “Non-GAAP Financial Information” at the end of this news release.
“I am pleased with our first quarter results and continued progress with our strategic initiatives,” said R. Jeffrey Bailly, Chairman and CEO. “Revenue grew 4.1%, driven by a 5.9% increase in our medical sales. This was offset by a 15% decline in our non-medical sales as we continue to focus our efforts on high-growth opportunities in the MedTech space. Our robotic surgery, patient surfaces and support, and interventional and surgical segments showed the strongest growth at 7%, 11%, and 15%, respectively. To increase capacity to meet strong forecasted demand, in Q2 we will take possession of two new facilities in the Dominican Republic – one in La Romana to support continued growth in our robotic surgery business, and one in Santiago to support growth and additional program transfers in the safe patient handling space.”
“EPS growth of 1.4% was slower than revenue growth, due in part to softer results at our AJR operation related to continued E-Verify labor inefficiency costs,” Bailly said. “We also absorbed the start-up expenses associated with four large programs that are currently ramping and expected to be significant contributors in the second half of the year.”
“Our recent acquisitions are all performing well and the integrations are essentially complete. And we continue to evaluate new acquisition opportunities that will further increase our value to customers,” said Bailly. “With our strong balance sheet, healthy pipeline of new growth opportunities, ramping newly launched programs, and a strong backlog, we remain very bullish about our future.”

Financial Highlights:
•Sales for the first quarter increased 4.1% to $154.2 million, from $148.1 million in the same period of 2025. Organic sales were essentially flat for the quarter ended March 31, 2026 as compared to the same period in 2025.

•First quarter sales to the medical market increased 5.9% to $143.4 million. Non-medical sales for the first quarter decreased 15.0% to $10.8 million.

•Gross profit as a percentage of sales (“gross margin”) increased to 28.8% for the first quarter of 2026, from 28.5% in the same quarter of 2025.

•Selling, general and administrative expenses (“SG&A”) increased 12.3% to $21.0 million for the first quarter of 2026 compared to $18.7 million in the same quarter of 2025. As a percentage of sales, SG&A increased to 13.6% in the first quarter of 2026, from 12.6% in the same period of 2025. As a percentage of sales, adjusted SG&A increased in the first quarter of 2026 to 12.0% from 11.0% in the same period of 2025.
•For the first quarter of 2026, operating income increased 1.0% to $23.4 million, from $23.1 million in the same quarter of 2025. Adjusted operating income for the first quarter of 2026 remained consistent at $25.8 million compared to the first quarter of 2025.
•Net income was $17.5 million in the first quarter of 2026, compared to $17.2 million in the same period of 2025. Adjusted net income increased 0.6% to $19.3 million in the first quarter of 2026, from $19.2 million in the same period of 2025. GAAP and adjusted EPS for the first quarter of 2026 were $2.24 and $2.48, respectively, as compared to $2.21 and $2.47, respectively, for the same period in 2025.
•Adjusted EBITDA for the first quarter of 2026 increased to $31.0 million from $30.2 million in the first quarter of 2025.

About UFP Technologies, Inc.

UFP Technologies is a contract development and manufacturing organization that specializes in single-use and single-patient medical devices. UFP is a vital link in the medical device supply chain and a valued outsourcing partner to many of the world's top medical device manufacturers. The Company’s single-use and single-patient devices and components are used in a wide range of medical devices and packaging for minimally invasive surgery, infection prevention, wound care, wearables, orthopedic soft goods, and orthopedic implants.

Contact: Ron Lataille
978-234-0926

Consolidated Condensed Statements of Income
(in thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2026	2025
Net sales	$154,202	$148,148
Cost of sales	109,840	105,997
Gross profit	44,362	42,151
Selling, general & administrative expenses	21,021	18,725
Acquisition costs	—	37
Change in fair value of contingent consideration	—	263
Gain on disposal of property, plant & equipment	(26)	—
Operating income	23,367	23,126
Interest expense, net	1,737	2,809
Other expense	22	36
Income before income tax expense	21,608	20,281
Income tax expense	4,113	3,097
Net income	$17,495	$17,184

Net income per share	$2.27	$2.24
Net income per diluted share	$2.24	$2.21

Weighted average common shares outstanding	7,721	7,688
Weighted average diluted common shares outstanding	7,799	7,776

Consolidated Condensed Balance Sheets
(in thousands)
(Unaudited)

	March 31, 2026	December 31, 2025
Assets:
Cash and cash equivalents	$19,976	$20,301
Receivables, net	98,566	82,914
Inventories	93,983	86,856
Other current assets	11,581	10,930
Net property, plant, and equipment	78,396	79,109
Goodwill	196,648	197,403
Intangible assets, net	137,856	140,849
Other assets	37,678	36,715
Total assets	$674,684	$655,077
Liabilities and equity:
Accounts payable	$27,026	$24,289
Current installments, net of long-term debt	12,500	12,500
Other current liabilities	37,487	38,073
Long-term debt, excluding current installments	125,110	122,955
Other liabilities	33,686	33,383
Total liabilities	235,809	231,200
Total equity	438,875	423,877
Total liabilities and stockholders' equity	$674,684	$655,077
Conference Call
The Company has scheduled a conference call on Tuesday, May 5, 2026, at 8:30 AM Eastern time. Participants may join the call using the following dial-in numbers:
•Toll-Free: 1-412-206-6478
•International: 1-833-890-4010

A live webcast of the conference call and accompanying materials will be available at www.ufpt.com.
A replay of the webcast will be accessible following the event on the Company’s Investor Relations website at https://ufpt.com/investors/.
Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties, and other factors, which may cause our or our industry’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Such statements include, but are not limited to, statements about the

Company’s future financial or operating performance; statements of the Company about the marketplace and the Company’s position in the marketplace; statements about the Company’s acquisition strategies and opportunities and the Company’s growth potential and strategies for growth; statements about the integration and performance of recent acquisitions, including that such acquisitions will be accretive to the Company's revenue, income and EBITDA; statements about the Company’s ability to realize the benefits expected from our pipeline of acquisition opportunities and recently completed acquisitions, including any related synergies; expectations regarding an increase in revenue as a result of the Company’s new robotic programs and facilities expansions in the Dominican Republic and the completion of program transfers to the Dominican Republic in the safe patient handling space; statements about the Company’s ability to realize the benefits expected from our four large programs; expectations regarding an increase in product demand as a result of negotiating favorable terms with the Company’s largest customer; expectations regarding customer demand; , and any indication that the Company may be able to sustain or increase its sales, earnings or earnings per share, or its sales, earnings or earnings per share growth rates. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company's general ability to execute its business plans; industry conditions, including fluctuations in supply, demand and prices for the Company's products and services due to inflation or otherwise; risks associated with governmental regulations and/or sanctions affecting the import and export of products, including global trade barriers, additional taxes, tariff increases or uncertainties, cash repatriation restrictions, retaliations and boycotts between the U.S. and other countries; risks associated with domestic, regional and global political risks and uncertainties, including the ongoing conflict between the U.S. and Iran; risks relating to cyber security, such as cyber-attacks on the Company’s information technology infrastructure, products, suppliers, customers and partners, including the potential consequences of the Cyber Incident (as defined in Item 1C, Cybersecurity in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025) could result in data or financial loss, reputational harm, business disruption, damage to our relationships with customers, consumers, employees and third parties on which we rely, litigation, regulatory investigations, enforcement actions or other negative impacts under cybersecurity related regulations or otherwise; risks associated with our or third-party use of artificial intelligence technologies; risks related to our indebtedness and compliance with covenants contained in our financing arrangements, and whether any available financing may be sufficient to address our needs; risks relating to delayed payments by our customers and the potential for reduced or canceled orders; risks related to customer concentration; risks associated with new product and program launches; risks relating to our performance and the performance of our counterparties under the agreements we have entered into; the risk that our two largest customers, on whom we depend for a substantial portion of our annual revenues, will not purchase the expected volume of goods under the supply agreements we have entered into with them because, among other things, they no longer require the products at all or to the degree they anticipated or because, among other things, our largest customers decide to manufacture the products itself or through one of its affiliates it obtains the products from other listed suppliers specified in our agreement; risks associated with our inability to extend or otherwise renegotiate favorable terms with the Company's largest customer, if at all; the risk that we will not achieve expected rebates under the applicable supply agreement; risks relating to our ability to maintain increased levels of production at profitable levels, if at all; or to continue to increase production rates and/or timely and successfully transfer programs to the Dominican Republic and risks relating to disruptions and delays in our supply chain or labor force; risks relating to our new robotic programs and facilities expansions in the Dominican Republic risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions, the integration of any such acquisition candidates, the value of those acquisitions to our customers and shareholders, and the financing of such acquisitions; and other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's filings with the Securities and Exchange Commission ("SEC"), which are available on the SEC's website at www.sec.gov. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions, or circumstances on which any such statement is based. Forward-looking statements are also subject to the risks and other issues described above under “Use of non-GAAP Financial Information,” which could cause actual results to differ materially from current expectations included in the Company’s forward-looking statements included in this press release.
Non-GAAP Financial Information
This news release includes non-generally accepted accounting principles (“GAAP”) performance measures. Management considers organic sales growth, adjusted gross margin, adjusted SG&A, adjusted operating income, adjusted net income and EPS, EBITDA, and adjusted EBITDA, non-GAAP measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar to measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.
Organic Sales Growth Rate Reconciliation
(in thousands)

	Three Months Ended
	March 31,
	2026	2025
Overall net sales	$154,202	$148,148
Net sales from acquired operations	(5,506)	—
Organic sales	$148,696	$148,148

Organic growth sales rate	0.4%

Adjusted Gross Margin
(in thousands)

	Three Months Ended
	March 31,
	2026	2025
Overall net sales (GAAP)	$154,202	$148,148
Gross profit (GAAP)	44,362	42,151
Gross margin (GAAP)	28.8%	28.5%
Adjustments:
Purchase accounting expenses	—	—
Adjusted gross profit	44,362	42,151
Adjusted gross margin	28.8%	28.5%
Adjusted Selling, General and Administrative Expenses (SG&A)
(in thousands)

	Three Months Ended
	March 31,
	2026	2025
SG&A (GAAP)	$21,021	$18,725
Amortization of intangible assets	(2,481)	(2,387)
Adjusted SG&A	$18,540	$16,338
Adjusted SG&A as a % of sales	12.0%	11.0%
Adjusted Operating Income Reconciliation
(in thousands)

	Three Months Ended
	March 31,
	2026	2025
Operating income (GAAP)	$23,367	$23,126
Adjustments:
Acquisition costs	—	37
Change in fair value of contingent consideration	—	263
Amortization of intangible assets	2,481	2,387
Gain on disposal of fixed assets	(26)	—
Adjusted operating income (Non-GAAP)	$25,822	$25,813

Adjusted Net Income per Diluted Common Share Outstanding Reconciliation
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2026	2025
Net income (GAAP)	$17,495	$17,184
Adjustments (net of taxes):
Acquisition costs	—	37
Change in fair value of contingent consideration	—	263
Amortization of intangible assets	2,481	2,387
Gain on disposal of fixed assets	(26)	—
Taxes on adjustments	(632)	(665)
Adjusted net income (Non-GAAP)	$19,318	$19,206

Adjusted net income per diluted share outstanding (Non-GAAP)	$2.48	$2.47
Weighted average diluted common shares outstanding	7,799	7,776
EBITDA Reconciliation
(in thousands)

	Three Months Ended
	March 31,
	2026	2025
Net income (GAAP)	$17,495	$17,184
Income tax expense	4,113	3,097
Interest expense, net	1,737	2,809
Depreciation	2,418	2,247
Amortization of intangible assets	2,481	2,387
EBITDA (Non-GAAP)	$28,244	$27,724
Adjustments:
Share based compensation	2,733	2,212
Acquisition costs	—	37
Change in fair value of contingent consideration	—	263
Gain on disposal of fixed assets	(26)	—
Adjusted EBITDA (Non-GAAP)	$30,951	$30,236